united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices)

(Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive. Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code: 513-587-3400

Date of fiscal year end: 09/30

Date of reporting period: 09/30/21

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Annual Report

September 30, 2021

Fund Adviser:

Pekin Hardy Strauss, Inc.

161 N. Clark Street, Suite 2200

Chicago, IL 60601

Toll Free (800) 470-1029

www.appleseedfund.com

November 18, 2021

Dear Appleseed Shareholder,

“It fell to the floor, an exquisite thing, a small thing, that could upset balances and knock down a line of small dominoes and then big dominoes and then gigantic dominoes, all down the years across time…It couldn’t change things. Killing one butterfly couldn’t be that important? Could it?”

– Ray Bradbury, “A Sound of Thunder”

In 1972, famed MIT meteorologist and chaos theorist Edward Norton Lorenz presented a research paper about how chaotic mathematical functions are very sensitive to initial conditions. He titled this well-renowned study “Predictability: Does the Flap of a Butterfly’s Wings in Brazil Set Off a Tornado in Texas?” The gist of this analysis focused on the theory that slight variations in initial conditions can lead to dramatically different results. Over time, this hypothesis became known as the “Butterfly Effect,” and it has had wide-reaching influence, not just on meteorology and chaos theory but also on supply chain management, investments, and many other fields.

Today, many strange and not-so-strange shortages are popping up left and right, whether it be well-documented shortages (e.g., rental cars, bicycles, and semiconductor chips) or more mysterious shortages (e.g., Halloween candy, French fries, and Thanksgiving turkeys). And this problem is not just a domestic one. In the face of anemic economic growth, natural gas prices in Europe have quadrupled, coal prices in China stand at an eight-year high, and gasoline shortages in the United Kingdom are accelerating. At the beginning of the coronavirus pandemic, it made intuitive sense for the world to run short of surgical masks, computer webcams, and hand sanitizer. 18 months later, despite the re-opening of the economy, consumers are experiencing surprisingly long lines, higher prices, limited choices, and constant references to amorphous “supply chain issues.” In too many cases, there is no stock available, and no idea when the product will be delivered.

It would be overly simplistic to just to blame the coronavirus, which has certainly contributed to the current series of global supply chain problems. In reality, the pandemic has often just exacerbated already existing issues. The conditions in place prior to the pandemic played important roles as economic

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“butterflies” in creating today’s shortages. Many of today’s supply chain issues can be associated with labor shortages, whether it be the labor necessary to make a product in a factory, receive a shipment of containers at a port, or transport shipments in a truck. Other significant and interlinked issues contributing to today’s shortages include transportation problems, deficient energy investment, excessive industry consolidation, and semiconductor issues.

Labor

When the pandemic caused a hard shutdown of the economy in March 2020, the U.S. labor force participation rate plunged to its lowest level since 1973, when a far more significant proportion of families were one-income households compared to today. While the participation rate has recovered some from the March 2020 bottom, it has stubbornly remained below pre-pandemic levels. Notably, the labor force participation rate remains relatively low even in the face of significant pushes on the local level across the United States to increase minimum wages.

With the Delta variant causing a persistent risk of coronavirus infections, companies are struggling to hire workers. Federal jobless benefits and continued childcare obligations may be acting as obstacles in preventing many workers from re-entering the labor force. Additionally, some workers have decided to switch careers during the pandemic or retire early after a layoff. Others are quitting jobs that require them to work full-time in physical offices. Roughly 10,000 Baby Boomers have been retiring each day, and that trend

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certainly has not slowed during the pandemic1. The combination of all these factors and recent deglobalization trends suggest that the days of plentiful and inexpensive labor may be in the past.

Transportation

A series of events have disrupted the world’s well-oiled supply chain systems, causing transportation bottlenecks on land and sea. In March 2021, the week-long blockage in the Suez Canal halted shipping traffic on a vital transportation waterway that links Europe to Asia. Roughly l2% of global trade, ~1 million barrels of oil and approximately 8% of the world’s liquified natural gas pass through the Suez Canal each day – all of which ground to a rapid halt. A series of temporary coronavirus-related closures of key ports in China and Vietnam have strained product exports over the past 18 months. As of this writing, more than 70 container ships are idling offshore the ports of Los Angeles and Long Beach because there are not enough dockworkers to unload the cargo, nor are there enough truck drivers to transport the goods. As demonstrated in the chart to the right, these transportation disruptions have caused container shipping costs to more than quadruple as compared to last year2. The pandemic has highlighted that optimized supply chains, while highly efficient in most conditions, can prove to be inherently fragile in times of extreme dislocation.

Energy

With relatively low oil and gas prices over the past six years, traditional exploration and production companies have materially curtailed capital investment. However, today’s energy shortages cannot be blamed merely on the lack of investment. Last year, a cold winter in Europe caused energy storage facilities to be drawn down to lower than normal levels. Prices for

1	Source: Deutche Bank Research.

2	The Baltic Dry Index is an index of average prices paid for the transport of dry bulk materials across more than 20 global routes.

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other commodities like coal have been rising, making it cost-prohibitive for power producers to switch input fuels. Increased weather volatility has further contributed to the problem; one reason why oil and gas supplies are low is the damage that Hurricane Ida did to the energy infrastructure in the Gulf of Mexico.

The labor shortages bedeviling the world are affecting the energy markets. In the United Kingdom, the number of available truckers as compared to the total need for truckers stands at a ratio of 1:8, largely attributed to a scarcity of labor caused by Brexit as most truckers were forced to leave the United Kingdom after Brexit because they were not U.K. citizens. As a result, the United Kingdom is experiencing shocking gasoline shortages and ridiculously long lines at the gas pump. Until the United Kingdom increases wages enough to attract domestic workers to trucking jobs, these shortages could remain in place.

Energy shortages exacerbate other problems, which, in turn, create additional, cascading supply chain constraints. These shortages prevent products from being transported, stop workers from getting to their jobs, cause unplanned production shutdowns, and generally make it difficult for companies to resolve their supply chain shortages.

Industry Concentration

In the past, we have written much about corporate consolidation. As a result of decades of lax antitrust enforcement, corporate concentration has increased in virtually every industry, including airlines, wireless telecom services, cable television, hospitals, medical insurance, social media, semiconductors, and others. In our view, the level of corporate concentration in specific industries has contributed to today’s shortages.

For example, in the bicycle components industry, Japan-based Shimano boasts ~70% of global market share for components for bicycles that cost more than $500. With the massive spike in demand for bicycles over the past 18 months, both Shimano and SRAM, Shimano’s primary competitor, have shown that they simply do not have sufficient production capacity to supply their customers. As a result, bicycle and bicycle component shortages are commonplace. Should there have been a more fragmented industry, the extent to which shortages have occurred may have been far more limited.

www.appleseedfund.com	(800) 470-1029

Semiconductors

Beyond shipping, energy, and labor, the world is faced with a serious semiconductor chip shortage, driven by four key factors. First, the pandemic exacerbated supply chain issues by disrupting semiconductor production just as the global demand for electronic products surged. Second, semiconductor producers projected too little demand during the pandemic. Companies that cut back on semiconductor orders during the pandemic were subsequently forced to go to the end of the production line. Third, semiconductor chips are used in a wide array of products, including computing devices, cell phones, tablets, home appliances, cars, and gaming consoles. All of these product categories have experienced a spike in demand. Furthermore, demand materially increased for certain new technologies, such as artificial intelligence, electric vehicles, cloud computing, and 5G cellular networks — all areas that require an increasing number of chips. Semiconductor demand in 2021 has jumped by nearly 50% over the past year. Fourth, over the past few years, there has been a secular trend of outsourcing production to chip foundry companies like Taiwan Semiconductor. These foundry companies were already working at full capacity prior to the pandemic, and funding and building a new semiconductor fab is a five-year process. Adding new semiconductor production capacity requires massive investment, deep technological know-how, and enormous amounts of time. Like the bicycle components industry, the availability of semiconductor chips has been affected by extreme industry concentration within the semiconductor industry.

Accordingly, current lead times for many semiconductor parts are roughly one year out, which could cause widespread shortages of many electronic products (e.g., cars, washing machines, dishwashers, televisions) that may persist for at least a year, if not longer.

www.appleseedfund.com	(800) 470-1029

Investment Implications

Should these shortages dissipate sooner rather than later, inventory levels, employment levels, and out-of-stock rates may revert to historical averages. However, countries have started to erect walled gardens around their economies, and shortages and inflationary forces may become far more common. If we are entering a more permanent environment where shortages become commonplace, the long-term impact on the markets, the dollar, and the broader economy could be consequential.

Equities

Companies like Amazon, Target, and FedEx have either warned about the impact of rising labor costs on profitability and/or have started to offer material compensation adjustments to address growing labor shortages. Not only will corporations have to pay more in labor expenses, but they also will be forced to pay more to produce goods and transport them. Companies with strong brands that sell products with inelastic demand should be able to pass on the added costs to their customers without too much pushback. Large companies are less likely to have supply chain disruptions than smaller companies, as their suppliers are likely to focus on maintaining solid relationships with their most important customers3.

To reduce the risk of supply chain problems going forward, we expect companies to tighten their supply chains, bring more production closer to home, and increase safety inventory levels. These changes would likely increase costs and require additional funds to be held in working capital, thus reducing returns on capital going forward.

3	One anecdotal piece of evidence that supports this theory is Walmart’s requirement of its suppliers to deliver 98% of products on time; otherwise, the supplier will be forced to pay a penalty of 3% of cost of sales to Walmart. One can assume that shortages at Walmart will would be less than those occurring at other retail chains.

www.appleseedfund.com	(800) 470-1029

Such corporate adjustments would represent significant shifts from the ongoing trends of the last several decades, when global supply chains, just-in-time inventory systems, and a general lack of shortages dominated the economic landscape. Such changes could cause additional inflation, causing companies that market discretionary products to be disproportionally hurt. In contrast, companies that sell necessities would likely increase their share of consumers’ wallets as consumers adjust their budgets accordingly.

Bonds

Accelerating inflation should be negative for bond prices: however, we anticipate that the Federal Reserve and central bankers across the globe will continue their aggressive monetary policy to keep bond yields low and bond prices high for as long as feasible. Looking forward, we anticipate low single-digit investment returns at best from bond investments over the near-term. After adjusting for inflation, we expect investment-grade bond returns to be below 0%. As a result, we have been aggressively looking for alternative investment ideas in an era of low-yielding bonds.

Gold

Historically, rising inflation and financial dislocation are bullish trends for the price of gold. Surprisingly, gold prices have declined thus far this year after enjoying an outstanding year in 2020. We do not believe that interest rates will be rising significantly any time soon for the reasons stated above, and, therefore, we view the recent weakness in gold prices as a buying opportunity.

Performance and Portfolio Changes

Over the twelve months ended 9/30/2021, Appleseed Fund Investor Class has generated an absolute return of 45.55%, outperforming the Morningstar Global Small/Mid, which generated a total return of 34.65%. Our overweight position in commodity related companies, in value stocks, and in stocks with emerging market exposure have helped the Fund’s relative performance over the past twelve months, and particularly during Q2, offset partially by weak performance with the Fund’s gold holdings.

Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current

www.appleseedfund.com	(800) 470-1029

performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-470-1029.

Within our equity portfolio, the biggest contributors to the Fund’s performance over the past year were Evercore (EVR), CF Industries (CF), and Coherent (COHR). Coherent announced that it was being acquired, after which a bidding war ensued among several of Coherent’s suitors, to the great benefit of Appleseed shareholders. CF Industries and Evercore benefited from improving fundamentals as the economy started to reopen again along with improved earnings and expanded valuation ratios.

The most significant detractors to performance over the past year have been Naspers (NSPNY), Heron Therapeutics (HRTX), and 89Bio (ETNB). The share price of Naspers has been pressured over the past year as the economy in China has been weak while the Chinese government has been rolling out business restrictions. Heron and 89Bio are both biotech companies which benefited little from the re-opening of the global economy and also are not developing either vaccines or therapeutics for the coronavirus.

During the most recent quarter, we sold Appleseed’s position in Designer Brands and Moscow Exchange after both companies’ share prices exceeded our intrinsic value estimates and generating a satisfactory return for Appleseed shareholders. During the most recent quarter, we also initiated new positions in Dollar Tree (DLTR) and CNB Financial (CCNE).

Chesapeake, VA-based Dollar Tree, Inc. is the product of the 2015 merger of legacy Dollar Tree and Family Dollar, two companies that operate retail variety discount stores using slightly different strategies. Economic and inflationary pressure bode well for continued strong traffic at Dollar Tree stores, while it remains relatively insulated from online threats. We believe Dollar Tree is under-earning right now due to a transitory, massive spike in freight costs obfuscating the company’s true earnings power. In a response to inflationary pressures, Dollar Tree moved away from its $1 price commitment in its Dollar Tree stores to a multi-price strategy in September of 2021, which Mr. Market loved and so did we. This policy change should allow the company to exert greater pricing power to protect its profit margins as inflationary cost pressures continue.

www.appleseedfund.com	(800) 470-1029

CNB Financial is a financial holding company with over $5 billion in assets. Through its wholly owned subsidiary, CNB Bank, it operates 44 full-service branches throughout Pennsylvania, Ohio, and New York. CNB Bank offers a full range of banking activities and services including trust and wealth management. After seeing deferrals surge to over 20% of its loans in mid-2020 due to COVID-19, they now comprise less than 1% of total loans. With credit concerns now squarely in the rearview mirror, the focus can shift to CNB’s favorable high single digit organic loan growth profile, aided by markets such as Cleveland and Buffalo in addition to a recent expansion into the Roanoke, VA region. CNB has a seasoned management team and talented roster of commercial bankers with a proven track record of delivering profitable growth while maintaining discipline on the credit side throughout the economic cycles. With the stock trading at a meaningful discount at 1.28x tangible book and 8.2x price to earnings ratio , which compares favorably to its peer averages of 1.6x and 12.5x, respectively .. In sum, CNB Financial shares are trading at a discount, while the company has successfully navigated challenging credit environments in the past while delivering solid loan and earnings per share growth over the long term, suggesting that it may only be a matter of time before valuation is ultimately restored.

As equity valuations and inflation have continued to rise, we believe risk is rising too. As such, we are gradually reducing the Fund’s allocation to equities. Appleseed Fund remains invested primarily in a portfolio in undervalued value stocks, but we continue to have a meaningful allocation to gold, which we can always choose to deploy if and when stock buying opportunities increase. Also, our exposure to fixed income in the form of convertible bonds and Fannie Mae preferred equities has increased, along with our investments in interest rate hedges and carbon credit futures.

www.appleseedfund.com	(800) 470-1029

We thank all of our shareholders for their continued allocation to Appleseed Fund. We are grateful to have the privilege of managing the Fund.

If you have any questions, please do not hesitate to reach out to Colin Rennich, our Director of Sales. His email address is colin@appleseedfund.com.

Sincerely,

Billy Pekin, CFA

Adam Strauss, CFA

Josh Strauss, CFA

Shaun Roach, CFA

As of 09/30/2021, the Fund’s Top Ten Holdings can be found at: www.appleseedfund.com.

Diversification does not ensure a profit or guarantee against loss.

The universe of acceptable investments for the Fund may be limited as compared to other funds due to the Fund’s ESG investment screening. Because the Fund does not invest in companies that do not meet its ESG criteria, and the Fund may sell portfolio companies that subsequently violate its screens, the Fund may be riskier than other mutual funds that invest in a broader array of securities. Although Pekin Hardy Strauss, Inc. believes that the Fund can achieve its investment objective within the parameters of ESG investing, eliminating certain securities as investments may have an adverse effect on the Fund’s performance.

Investments in commodities such as gold may be affected by overall market movements, changes in interest rates, and other factors such as embargoes and international economic and political developments. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. These instruments may subject the Fund to greater volatility than investments in traditional securities.

The views and opinions expressed in this material are those of the authors. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this letter but are subject to change. There is no guarantee that any forecasts or opinions in this material will be realized. Information should not be construed as investment advice nor be considered a recommendation to buy, sell or hold any particular security.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-800-470-1029.

Distributed by Ultimus Fund Distributors, LLC.

www.appleseedfund.com	(800) 470-1029

INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns(a)
(for the periods ended September 30, 2021)
				Since	Since
	One	Five	Ten	Inception	Inception
	Year	Year	Year	(12/08/06)	(1/31/11)
Appleseed Fund
Investor Class	45.55%	9.66%	8.06%	7.26%	N/A
Institutional Class	45.85%	9.85%	8.27%	N/A	7.54%
Morningstar Global Markets Small-Mid Cap Index(b)	34.65%	11.66%	11.82%	7.35%	9.20%
MSCI World Index (c)	28.82%	13.74%	12.68%	7.06%	10.26%

				Expense Ratios (d)
				Investor	Institutional
				Class	Class
Gross				1.50%	1.25%
With Applicable Waivers				1.19%	1.00%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Appleseed Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 470-1029.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performances would have been lower.

(b)	Effective January 28, 2021, the Morningstar Global Markets Small-Mid Cap Index (the “Morningstar Index”) has replaced the MSCI World Index as the Fund’s primary benchmark because, in the opinion of the Adviser, the Fund’s investment strategies and risk profile are more similar to those of the Morningstar Index. The Morningstar Index measures the performance of global equity markets targeting the top 71% to 97% of stocks by market capitalization in both developed and emerging markets. The Morningstar Index does not incorporate ESG criteria. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. An individual cannot invest directly in the Index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The MSCI World Index (the “Index”) is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns.The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. An individual cannot invest directly in the Index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(d)	The expense ratios, which include acquired fund fees and expenses of 0.05%, are from the Fund’s prospectus dated January 28, 2021. Pekin Hardy Strauss, Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short);

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INVESTMENT RESULTS – continued (Unaudited)

acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 0.95% of the Fund’s average daily net assets through January 31, 2022. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. This expense cap may not be terminated prior to this date except by the Board of Trustees. Additional information pertaining to the Fund’s expense ratios as of September 30, 2021 can be found in the financial highlights, which do not include acquired fund fees and expenses.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contain important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling (800) 470-1029.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

www.appleseedfund.com	(800) 470-1029

INVESTMENT RESULTS – continued (Unaudited)

$32,996
$30,580
$21,704
Appleseed Fund - Investor Class
Morningstar Global Markets Small-Mid Cap Index
MSCI World Index
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
Value
Sep-11
Mar-12
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15
Sep-15
Mar-16
Sep-16
Mar-17
Sep-17
Mar-18
Sep-18
Mar-19
Sep-19
Mar-20
Sep-20
Mar-21
Sep-21
Date

This graph shows the value of a hypothetical initial investment of $10,000 made on September 30, 2011 for the Investor Class and held through September 30, 2021. The Morningstar Global Markets Small-Mid Cap Index measures the performance of global equity markets targeting the top 71% to 97% of stocks by market capitalization in both developed and emerging markets. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The indices returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index. However, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (800) 470-1029. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

www.appleseedfund.com	(800) 470-1029

INVESTMENT RESULTS – continued (Unaudited)

Comparison of the Growth of a $100,000 Investment in the Appleseed Fund - Institutional Class and the MSCI World Index and the Morningstar Global Markets Small-Mid Cap Index

Appleseed Fund - Institutional Class
Morningstar Global Markets Small-Mid Cap Index
MSCI World Index
$329,959
$305,802
$221,395
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
Value
Sep-11
Mar-12
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15
Sep-15
Mar-16
Sep-16
Mar-17
Sep-17
Mar-18
Sep-18
Mar-19
Sep-19
Mar-20
Sep-20
Mar-21
Sep-21
Date

This graph shows the value of a hypothetical initial investment of $100,000 made on September 30, 2011 for the Institutional Class and held through September 30, 2021. The Morningstar Global Markets Small-Mid Cap Index measures the performance of global equity markets targeting the top 71% to 97% of stocks by market capitalization in both developed and emerging markets. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The indices returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index. However, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (800) 470-1029. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

www.appleseedfund.com	(800) 470-1029

FUND HOLDINGS – (Unaudited)

Appleseed Fund Holdings as of September 30, 2021[(a)]

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
U.S. Stocks 39.53%
Int'l Stocks 32.73%
Closed-End Funds 6.70%
Exchange-Traded Funds 5.17%
Preferred Stocks 1.54%
Unit Investment Trust 1.91%
Fixed Income Securities 9.83%
Certificates of Deposit 1.43%
Other Assets in Excess of Liabilties 1.16%

(a)	As a percentage of net assets.

The Fund invests primarily in a portfolio of equity securities of companies that are undervalued in the opinion of the Adviser. The investment objective of the Fund is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov and on the Fund’s website at www.appleseedfund.com.

APPLESEED FUND SCHEDULE OF INVESTMENTS
September 30, 2021

		Fair
	Shares	Value
Common Stocks — 72.26%

Canada — 3.66%
Real Estate — 3.66%
Boardwalk Real Estate Investment Trust	103,000	$3,845,019
Total Canada		3,845,019

France — 3.87%
Communications — 3.87%
Bollore SA	700,000	4,057,795
Total France		4,057,795

Germany — 2.61%
Consumer Discretionary — 2.61%
Continental AG	25,000	2,744,672
Total Germany		2,744,672

Ireland — 4.40%
Financials — 4.40%
AerCap Holdings NV(a)	80,000	4,624,800
Total Ireland		4,624,800

Israel — 2.49%
Industrials — 2.49%
Ituran Location and Control Ltd.	103,000	2,615,170
Total Israel		2,615,170

Japan — 3.16%
Technology — 3.16%
Sony Group Corp. - ADR	30,000	3,317,400
Total Japan		3,317,400

Russia — 2.86%
Financials — 2.86%
Sberbank of Russia PJSC - ADR	100,000	1,875,000
Sberbank of Russia PJSC - ADR	60,000	1,129,200
Total Russia		3,004,200

South Africa — 2.21%
Communications — 2.21%
Naspers Ltd., N Shares	14,000	2,317,066
Total South Africa		2,317,066

South Korea — 7.47%
Communications — 4.02%
SK Telecom Co. Ltd. - ADR	140,000	4,213,999

Technology — 3.45%
Samsung Electronics Co. Ltd.	58,000	3,628,826
Total South Korea		7,842,825

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND
SCHEDULE OF INVESTMENTS – continued
September 30, 2021

		Fair
	Shares	Value
Common Stocks — 72.26% — continued

United States — 39.53%
Communications — 3.28%
Alphabet, Inc., Class A(a)	400	$1,069,408
Facebook, Inc., Class A(a)	7,000	2,375,729
		3,445,137
Consumer Discretionary — 2.43%
Newell Brands, Inc.	115,000	2,546,100

Consumer Staples — 10.48%
Dollar Tree, Inc.(a)	30,000	2,871,600
Herbalife Nutrition Ltd.(a)	77,000	3,263,260
Sprouts Farmers Market, Inc.(a)	210,000	4,865,700
		11,000,560
Energy — 0.58%
TPI Composites, Inc.(a)	18,000	607,500

Financials — 4.62%
Allstate Corp. (The)	13,000	1,655,030
CNB Financial Corp.	65,000	1,582,100
Evercore, Inc., Class A	12,000	1,604,040
		4,841,170
Health Care — 5.93%
89Bio, Inc.(a)	85,000	1,665,150
Anthem, Inc.	6,500	2,423,200
Heron Therapeutics, Inc.(a)	200,000	2,138,000
		6,226,350
Materials — 7.47%
CF Industries Holdings, Inc.	70,000	3,907,400
Mosaic Co. (The)	110,000	3,929,200
		7,836,600
Pharmaceuticals — 0.60%
Ardelyx, Inc.(a)	475,000	627,000

Real Estate — 2.23%
Simon Property Group, Inc.	18,000	2,339,460

Technology — 1.91%
Coherent, Inc.(a)	8,000	2,000,720
Total United States		41,470,597

TOTAL COMMON STOCKS
(Cost $58,504,655)		$75,839,544

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND
SCHEDULE OF INVESTMENTS – continued
September 30, 2021

		Fair
	Shares	Value
Closed End Funds — 6.70%

Canada — 6.70%
Sprott Physical Gold Trust (Canada)(a)	510,000	$7,038,000

TOTAL CLOSED-END FUNDS
(Cost $5,830,518)		7,038,000

Exchange-Traded Funds — 5.17%

United States — 5.17%
KraneShares Global Carbon ETF(a)	45,000	1,849,050
Simplify Interest Rate Hedge ETF(a)	25,000	1,016,750
VanEck Merk Gold Shares(a)	150,000	2,563,500
		5,429,300
TOTAL EXCHANGE-TRADED FUNDS
(Cost $5,481,134)		5,429,300

Preferred Stocks — 1.54%

United States — 1.54%
Financials — 1.54%
Federal National Mortgage Association, Series I, 5.38%	70,000	243,600
Federal National Mortgage Association, Series R, 7.63%	140,000	288,400
Federal National Mortgage Association, Series T, 8.25%	450,000	1,084,500

TOTAL PREFERRED STOCKS
(Cost $1,261,030)		1,616,500

Unit Investment Trust — 1.91%

United States — 1.91%
Grayscale Bitcoin Trust BTC(a)	30,000	1,015,500
Grayscale Ethereum Trust(a)	35,000	994,350

TOTAL UNIT INVESTMENT TRUST
(Cost $1,354,328)		2,009,850

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND
SCHEDULE OF INVESTMENTS – continued
September 30, 2021

	Principal	Fair
	Amount	Value
Corporate Bonds — 3.89%

Spirit Airlines, Inc., 4.75%, 5/15/2025	$1,800,000	$4,080,972

TOTAL CORPORATE BONDS
(Cost $1,789,908)		4,080,972

Convertible Bonds — 5.94%

Herbalife Nutrition Ltd., 2.63%, 3/15/2024	2,250,000	2,280,938
Lumentum Holdings, Inc., 0.25%, 3/15/2024	1,750,000	2,572,500
Lumentum Holdings, Inc., 0.50%, 12/15/2026	1,250,000	1,379,183

TOTAL CONVERTIBLE BONDS
(Cost $6,327,909)		6,232,621

Certificates of Deposit — 1.43%

Community Development Bank, 0.10%, 3/8/2022	250,000	250,000
Self Help Federal Credit Union, 0.30%, 7/3/2023	1,000,000	1,000,240
Spring Bank, 0.50%, 3/29/2022	250,000	250,000

TOTAL CERTIFICATES OF DEPOSIT
(Cost $1,500,000)		1,500,240

Total Investments — 98.84%
(Cost $82,049,482)		103,747,027

Other Assets in Excess of Liabilities — 1.16%		1,219,960

Net Assets — 100.00%		$104,966,987

(a)	Non-income producing security.

ADR — American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2021

Assets
Investments in securities, at fair value (cost $82,049,482)	$103,747,027
Foreign currencies, at value (cost $970,131)	969,345
Cash at broker	200,296
Receivable for fund shares sold	135,688
Dividends and interest receivable	87,065
Tax reclaims receivable	71,951
Prepaid expenses	16,428
Total Assets	105,227,800
Liabilities
Due to custodian	115,031
Payable for fund shares redeemed	22,732
Payable to Adviser, net of waiver	58,726
Payable for Administrative Service Plan fees, Investor Class, net of waiver	6,341
Payable to affiliates	14,303
Other accrued expenses	43,680
Total Liabilities	260,813
Net Assets	$104,966,987
Net Assets consist of:
Paid-in capital	83,282,077
Accumulated earnings	21,684,910
Net Assets	$104,966,987
Net Assets: Investor Class	$39,597,549
Shares outstanding (unlimited number of shares authorized, no par value)	2,399,389
Net asset value, offering and redemption price per share(a)	$16.50
Net Assets: Institutional Class	$65,369,438
Shares outstanding (unlimited number of shares authorized, no par value)	3,938,936
Net asset value, offering and redemption price per share(a)	$16.60

(a)	The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND
STATEMENT OF OPERATIONS
For the year ended September 30, 2021

Investment Income
Dividend income (net of foreign taxes withheld of $221,672)	$1,547,855
Interest income	72,341
Total investment income	1,620,196

Expenses
Adviser	904,282
Administrative services plan, Investor Class	105,661
Administration	74,398
Fund accounting	42,983
Registration	39,332
Custodian	38,890
Transfer agent	36,000
Legal	21,245
Audit and tax	21,061
Trustee	14,608
Report printing	14,011
Compliance services	7,792
Insurance	4,206
Pricing	495
Miscellaneous	43,856
Total expenses	1,368,820
Fees waived by Adviser	(251,241)
Administrative services plan waiver	(25,358)
Net operating expenses	1,092,221

Net investment income	527,975

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	21,365,399
Purchased options	(96,481)
Foreign currency translations	(15,220)
Change in unrealized appreciation (depreciation) on:
Investment securities	13,163,723
Foreign currency translations	(1,560)
Net realized and unrealized gain (loss) on investment securities, purchased options and foreign currency translations	34,415,861
Net increase in net assets resulting from operations	$34,943,836

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2021	2020
Increase (Decrease) in Net Assets due to:

Operations
Net investment income	$527,975	$198,316
Net realized gain (loss) on investment securities, purchased options and foreign currency translations	21,253,698	(13,402,288)
Change in unrealized appreciation on investment securities, purchased options and foreign currency translations	13,162,163	3,103,709
Net increase (decrease) in net assets resulting from operations	34,943,836	(10,100,263)

Distributions to Shareholders from Earnings:
Investor Class	(526,820)	(1,534,893)
Institutional Class	(1,022,446)	(2,864,466)
Total distributions	(1,549,266)	(4,399,359)

Capital Transactions - Investor Class
Proceeds from shares sold	17,994,072	4,215,536
Reinvestment of distributions	502,052	1,494,295
Amount paid for shares redeemed	(21,448,811)	(24,886,651)
Proceeds from redemption fees(a)	18,712	3,173
Total Investor Class	(2,933,975)	(19,173,647)

Capital Transactions - Institutional Class
Proceeds from shares sold	10,459,500	9,774,899
Reinvestment of distributions	993,463	2,715,132
Amount paid for shares redeemed	(21,753,254)	(42,014,609)
Proceeds from redemption fees(a)	574	9,133
Total Institutional Class	(10,299,717)	(29,515,445)
Net decrease in net assets resulting from capital transactions	(13,233,692)	(48,689,092)
Total Increase (Decrease) in Net Assets	20,160,878	(63,188,714)

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND
STATEMENTS OF CHANGES IN NET ASSETS – continued

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2021	2020
Net Assets
Beginning of year	$84,806,109	$147,994,823
End of year	$104,966,987	$84,806,109

Share Transactions - Investor Class
Shares sold	1,080,015	375,152
Shares issued in reinvestment of distributions	36,539	116,833
Shares redeemed	(1,354,782)	(2,228,256)
Total Investor Class	(238,228)	(1,736,271)

Share Transactions - Institutional Class
Shares sold	636,481	820,131
Shares issued in reinvestment of distributions	71,990	211,294
Shares redeemed	(1,471,079)	(3,738,785)
Total Institutional Class	(762,608)	(2,707,360)
Net decrease in shares outstanding	(1,000,836)	(4,443,631)

(a)	The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

APPLESEED FUND — INVESTOR CLASS
FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2021	2020
Selected Per Share Data:
Net asset value, beginning of year	$11.51	$12.51
Investment operations:
Net investment income(a)	0.05	0.01 (b)
Net realized and unrealized gain (loss) on investments	5.14	(0.64)
Total from investment operations	5.19	(0.63)
Less distributions to shareholders from:
Net investment income	(0.21)	(0.37)
Net realized gains	—	—
Total distributions	(0.21)	(0.37)
Paid in capital from redemption fees	0.01	— (c)
Net asset value, end of year	$16.50	$11.51
Total Return(d)	45.55%	(5.37)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$39,598	$30,359
Ratio of net expenses to average net assets(e)(f)	1.14%	1.14%
Ratio of expenses to average net assets before waiver and reimbursement(e)	1.44%	1.45%
Ratio of net investment income to average net assets(e)	0.37%	0.06%
Portfolio turnover rate(g)	90%	89%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	Calculation based on the average number of shares outstanding during the period.

(c)	Rounds to less than $0.005 per share.

(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(e)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(f)	Excluding dividend and interest expense, the ratios of net expenses to average net assets were 1.14%, 1.14%, 1.14%, 1.14% and 1.14% for the fiscal years ended September 30, 2021, 2020, 2019, 2018 and 2017, respectively.

(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

For the	For the	For the
Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,
2019	2018	2017

$13.77	$13.05	$12.22

0.08	0.08	0.15
(0.15)	0.79	0.85
(0.07)	0.87	1.00

(0.01)	(0.09)	(0.17)
(1.19)	(0.06)	— (c)
(1.20)	(0.15)	(0.17)
0.01	— (c)	— (c)
$12.51	$13.77	$13.05
(0.44)%	6.68%	8.37%

$54,725	$78,955	$86,898
1.14%	1.25%	1.27%

1.36%	1.45%	1.48%
0.72%	0.64%	1.33%
79%	85%	56%

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND — INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2021	2020
Selected Per Share Data:
Net asset value, beginning of year	$11.58	$12.59
Investment operations:
Net investment income(a)	0.06	0.03 (b)
Net realized and unrealized gain (loss) on investments	5.20	(0.65)
Total from investment operations	5.26	(0.62)
Less distributions to shareholders from:
Net investment income	(0.24)	(0.39)
Net realized gains	—	—
Total distributions	(0.24)	(0.39)
Paid in capital from redemption fees	— (c)	— (c)
Net asset value, end of year	$16.60	$11.58
Total Return(d)	45.85%	(5.20)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$65,369	$54,447
Ratio of net expenses to average net assets(e)(f)	0.95%	0.95%
Ratio of expenses to average net assets before waiver and reimbursement(e)	1.19%	1.20%
Ratio of net investment income to average net assets(e)	0.58%	0.23%
Portfolio turnover rate(g)	90%	89%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	Calculation based on the average number of shares outstanding during the period.

(c)	Rounds to less than $0.005 per share.

(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(e)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(f)	Excluding dividend and interest expense, the ratios of net expenses to average net assets were 0.95%, 0.95%, 0.95%, 0.95% and 0.95% for the fiscal years ended September 30, 2021, 2020, 2019, 2018 and 2017, respectively.

(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

For the	For the	For the
Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,
2019	2018	2017

$13.86	$13.14	$12.31

0.14	0.12	0.18
(0.18)	0.77	0.86
(0.04)	0.89	1.04

(0.04)	(0.11)	(0.21)
(1.19)	(0.06)	— (c)
(1.23)	(0.17)	(0.21)
— (c)	— (c)	— (c)
$12.59	$13.86	$13.14
(0.28)%	6.85%	8.59%

$93,269	$97,643	$91,492
0.95%	1.06%	1.08%

1.11%	1.20%	1.23%
0.95%	0.86%	1.56%
79%	85%	56%

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2021

NOTE 1. ORGANIZATION

Appleseed Fund (the “Fund”) was registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a non-diversified series of Unified Series Trust (the “Trust”) on September 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Pekin Hardy Strauss, Inc. (the “Adviser”), formerly Pekin Singer Strauss Asset Management, Inc. The investment objective of the Fund is to provide long-term capital appreciation.

The Fund currently offers two classes of shares, Investor Class and Institutional Class. Investor Class shares were first offered to the public on December 8, 2006; and Institutional Class shares were first offered to the public on January 31, 2011. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Board. The primary difference between the two classes is attributable to the administrative service fee arrangements for the Investor Class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

Non-Diversification Risk – The Fund is non-diversified, which means it may invest a greater percentage of its assets in a fewer number of stocks as compared to other mutual funds that are more broadly diversified. As a result, the Fund’s share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual stock in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2021

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies,” including Accounting Standard Update 2013-08. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Net realized gain (loss) on foreign currency translations on the Statement of Operations represents currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2021

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2021, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (“REITs”) and distributions from Limited Partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITs during the fiscal year

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2021

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified in the components of net assets upon receipt of K-1’s. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Redemption Fees – The Fund charges a 2.00% redemption fee, applicable to each share class, for shares redeemed within 90 calendar days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily net asset value (“NAV”) calculation.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or NAV per share of the Fund.

For the fiscal year ended September 30, 2021, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Accumulated
Paid-In Capital	Earnings (Deficit)
$30,443	$(30,443)

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2021

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments.

These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2021

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS — continued

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2021

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS — continued

accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Certificates of deposit are priced at their original cost, which approximates their fair value, through maturity date. These securities will be classified as Level 2 securities.

Option contracts are generally traded on an exchange and are generally valued at the last trade price, as provided by a pricing service. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. The option contracts will generally be categorized as Level 1 securities unless the market is considered inactive or the absence of a last bid or ask price, in which case, they will be categorized as Level 2 securities.

Futures contracts that the Fund invests in are valued at the settlement price established each day by the board of trade or exchange on which they are traded, and when the market is considered active, will generally be categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2021

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS — continued

validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2021:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$75,839,544	$—	$—	$75,839,544
Closed End Funds	7,038,000	—	—	7,038,000
Exchange-Traded Funds	5,429,300	—	—	5,429,300
Preferred Stocks	1,616,500	—	—	1,616,500
Unit Investment Trust	2,009,850	—	—	2,009,850
Corporate Bonds	—	4,080,972	—	4,080,972
Convertible Bonds	—	6,232,621	—	6,232,621
Certificate of Deposit	—	1,500,240	—	1,500,240
Total	$91,933,194	$11,813,833	$—	$103,747,027

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

The Fund may engage in options and futures transactions, which are sometimes referred to as derivative transactions. The Fund uses derivative instruments for any purpose consistent with its investment objective, such as for hedging or obtaining interest rate exposure. The Fund also may use derivative instruments to obtain market exposure (that is, for speculative purposes rather than hedging). The Adviser may establish a position in the derivatives market as a substitute for buying,

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2021

NOTE 4. DERIVATIVE TRANSACTIONS — continued

selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than traditional securities would.

Currency Futures Contracts – The Fund may enter into currency futures contracts (long and short) to hedge its foreign currency exposure during the period. A currency futures contract involves an obligation to purchase or sell a specific currency at a future date. Such contracts are used to sell unwanted currency exposure that comes from holding securities in a market. The contracts are marked to market daily and change in value is recorded as unrealized appreciation or depreciation. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When a currency futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the currency exchange rates. Cash held at broker as of September 30, 2021 and is restricted from withdrawal.

Written Options Contracts – The Fund may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The following tables identify the location and fair value of derivative instruments on the Statement of Assets and Liabilities as of September 30, 2021, and the effect of derivative instruments on the Statement of Operations for the fiscal year ended September 30, 2021.

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2021

NOTE 4. DERIVATIVE TRANSACTIONS — continued

For the fiscal year ended September 30, 2021:

		Realized Gain
	Location of Gain (Loss) on	(Loss) on
Derivatives	Derivatives on Statement of Operations	Derivatives
Equity Price Risk:
Purchased option contracts	Net realized gain and change in unrealized appreciation (depreciation) on investment securities	$(96,481)

The following summarizes the average ending monthly fair value of derivatives outstanding during the fiscal year ended September 30, 2021:

Average
Derivatives	Market Value
Purchased options contracts(a)	$62,200

(a)	Average based on the two months during the period that had activity.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2021, before the waiver described below, the Adviser earned a fee of $904,282 from the Fund. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 1940 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers);

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2021

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES — continued

and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 0.95% of the Fund’s average daily net assets through January 31, 2022. For the fiscal year ended September 30, 2021, the Adviser waived fees of $251,241. At September 30, 2021, the Adviser was owed $58,726 from the Fund for management services.

Each fee waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date in which that particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of September 30, 2021 the Adviser may seek repayment of investment advisory fees waived and expense reimbursements pursuant to the aforementioned conditions, from the Fund no later than the dates stated below:

Recoverable through
September 30, 2022	$260,817
September 30, 2023	299,002
September 30, 2024	251,241

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund, which are approved annually by the Board. Prior to April 1, 2021, Ultimus provided certain compliance services and Buttonwood Compliance Partners provided the Chief Compliance Officer to the Trust.

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2021

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES — continued

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also employees of Ultimus and such persons are not paid by the Fund for serving in such capacities.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. Each Independent Trustee of the Trust receives annual compensation of $2,510 per fund from the Trust, except that the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $2,960 per fund from the Trust, and the Independent Chairman of the Board receives $3,160 per fund from the Trust. Independent Trustees also receive $1,000 for attending any special meeting that requires an in person approval of a contract and $250 for the first hour and $200 for each additional hour for attending other special meetings. Prior to January 1, 2021, the annual per fund fees were $2,290 for non-chairmen and $2,740 for all chairmen. In addition, the Trust reimburses Independent Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

The Fund has adopted an Administrative Services Plan with respect to Investor Class shares, pursuant to which the Fund pays an annual fee of 0.25% of the average daily net assets of the Fund’s Investor Class shares to the Adviser to compensate financial intermediaries who provide administrative services to the Investor Class shareholders. The Adviser has contractually agreed to waive its receipt of payments under the Administrative Services Plan, to the extent such payments exceed an annual rate of 0.19% of the average daily net assets of Investor Class shares. This contractual waiver is in effect through January 31,

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2021

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES — continued

2022. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that have entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Investor Class shares. For purposes of the Administrative Services Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Investor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Investor Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. For the fiscal year ended September 30, 2021, the Investor Class incurred Administrative Services fees of $105,661 ($80,303 after waiver described above). At September 30, 2021, $6,341 was owed to the Adviser pursuant to the Administrative Services Plan.

The Trust, with respect to the Investor Class shares of the Fund, has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, pursuant to which the Fund is authorized to pay a fee of up to 0.25% of the average daily net assets of the Investor Class shares of the Fund to the Fund’s Adviser or any bank, broker-dealer, investment adviser or other financial intermediary that assists the Fund in the sale and distribution of its Investor Class shares or that provides shareholder servicing. The Fund does not currently intend to activate the Plan, but may do so upon 60 days’ notice to shareholders. If the Plan is activated, these fees will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2021, purchases and sales of investment securities, other than short-term investments were as follows:

Purchases	$90,981,681
Sales	$101,368,690

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2021

NOTE 7. FEDERAL TAX INFORMATION

At September 30, 2021, the net unrealized appreciation (depreciation) of investments, including securities sold short and written options, for tax purposes was as follows:

Gross unrealized appreciation	$21,992,379
Gross unrealized depreciation	(1,854,790)
Net unrealized appreciation on investments	$20,137,589
Tax cost of investments	$83,609,438

The tax character of distributions paid for the fiscal years ended September 30, 2021 and September 30, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income(a)	$1,549,266	$4,399,359
Total distributions paid	$1,549,266	$4,399,359

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed long term capital gains	$1,789,696
Accumulated capital and other losses	(242,011)
Unrealized appreciation on investments	20,137,225
Total accumulated earnings	$21,684,910

At September 30, 2021, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and basis adjustments for investments in passive foreign investment companies.

During the fiscal year ended September 30, 2021 the Fund utilized $19,277,509 in available capital loss carryforwards.

Currency and qualified late year ordinary losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the flowing fiscal year for tax purposes. For the year ended September 30, 2021, the Fund deferred $242,011 of currency and qualified late year ordinary losses losses.

APPLESEED FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2021

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/ or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Appleseed Fund and

Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Appleseed Fund (the “Fund”), a series of Unified Series Trust, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodians and brokers. Our audits also included evaluating the accounting principles used

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM – continued

and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2007.

COHEN & COMPANY, LTD.

Chicago, Illinois

November 24, 2021

LIQUIDITY RISK MANAGEMENT
PROGRAM – (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser (the “Committee”). The Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Committee most recently reported to the Board on August 17, 2021, outlining the operation of the Program and the adequacy and effectiveness of the Program’s implementation. The report covered the period from June 1, 2020 through May 31, 2021. During the review period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the review period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2021 through September 30, 2021.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

SUMMARY OF FUND EXPENSES – continued (Unaudited)

		Beginning	Ending
		Account Value	Account Value	Expenses	Annualized
		April 1,	September 30,	Paid During	Expense
APPLESEED FUND		2021	2021	Period(a)	Ratio
Investor
Class	Actual	$1,000.00	$ 999.40	$5.71	1.14%
	Hypothetical (b)	$1,000.00	$1,019.35	$5.77	1.14%
Institutional
Class	Actual	$1,000.00	$1,000.00	$4.76	0.95%
	Hypothetical (b)	$1,000.00	$1,020.31	$4.81	0.95%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

ADDITIONAL FEDERAL INCOME TAX INFORMATION – (Unaudited)

The Form 1099-DIV you receive in January 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 61.17% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2021 ordinary income dividends, 21.75% qualifies for the corporate dividends received deduction.

TRUSTEES AND OFFICERS – (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 - present), a Donor Advised Fund.

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Daniel J. Condon (1950) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, December 2002 to present	Current: Retired (2017 - present)
Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippenstiel was registered as an investment adviser from 2008 to December 31, 2019.
Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 21 series.

TRUSTEES AND OFFICERS – continued (Unaudited)

The following table provides information regarding the interested Trustee and officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to August 2021; Interested Trustee, August 2020 to present	Current: Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC, since 2013; Interested Trustee of Ultimus Managers Trust, since 2020.
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2015.

Martin R. Dean (1963)

President, August 2021 to present; Vice
President, November 2020 to August
2021; Chief Compliance Officer, April
2021 to August 2021; Assistant Chief
Compliance Officer, January 2016 to
April 2021

Current: Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC, since 2016.
Gweneth K. Gosselink (1955) Chief Compliance Officer, August 2021 to present	Current: Assistant Vice President, Senior Compliance Officer of Ultimus Fund Solutions, LLC, since 2019. Previous: Chief Operating Officer & CCO at Miles Capital, Inc. (2013 – 2019).
Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016.
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.
Lynn E. Wood (1946) Assistant Chief Compliance Officer, April 2021 to present; Chief Compliance Officer, October 2004 to April 2021	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

MANAGEMENT AGREEMENT RENEWAL – (Unaudited)

The Appleseed Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, has considered the approval of the continuance of the Fund’s management agreement with its investment adviser, Pekin Hardy Strauss, Inc. (“Pekin”).

The Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreement.

The Trustees held a teleconference on August 11, 2021 to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreement between the Trust and Pekin, which included information provided by Pekin and its responses to a questionnaire provided by Trust counsel. At the Trustees’ quarterly meeting held in August 2021, the Board interviewed certain executives of Pekin, including Pekin’s Chief Compliance Officer and its Portfolio Manager. After discussion, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Pekin (the “Independent Trustees”), approved the continuance of the management agreement between the Trust and Pekin for an additional year. The Trustees’ approval of the continuance of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)	The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Pekin provides to the Fund, which include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Pekin’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at Pekin who provide services

MANAGEMENT AGREEMENT RENEWAL – continued (Unaudited)

to the Fund. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Pekin to the Fund.

(ii)	Fund Performance. The Trustees next reviewed and discussed the Fund’s performance for periods ended June 30, 2021. The Trustees observed that the Fund’s Institutional Class had outperformed its benchmark, the Morningstar Global Markets SMID Cap Index for the one- and three-year periods but underperformed for the five-year and since inception periods. The Trustees noted that the Fund’s Institutional Class had outperformed the average return of its Morningstar World Allocation Category for the one-, three-, and five-year and since inception periods. The Trustees reviewed and discussed the Fund’s ESG mandate and how that may have impacted Fund performance, also noting that the Fund benefitted from securities selection. The Trustees concluded that the performance of the Fund had been acceptable.

(iii)	Fee Rate and Profitability. The Trustees reviewed a fee and expense comparison for funds in the Fund’s Morningstar World Allocation Category, which indicated that the Fund’s gross management fee and net expenses are higher than the average and the median of the category, due in part to its smaller size and ESG mandate. The Trustees considered and found reasonable Pekin’s explanation that the amount of work required by its socially responsible investing strategy justifies the higher management fee.

The Trustees also considered a profitability analysis prepared by Pekin for its management of the Fund, which indicated that, both before and after the deduction of marketing expenses, Pekin is earning a profit as a result of managing the Fund. The Trustees determined that this profit was not excessive in light of the services provided to the Fund and that the current management fee is reasonable.

The Trustees also recalled their review of the Fund’s Administrative Services Plan and considered other potential benefits that Pekin may receive in connection with its management of the Fund, including third-party research obtained by soft dollars, which may be used to benefit the Fund along with Pekin’s other advisory clients. After considering the above information, the Trustees concluded that the current management fee for the Fund represents reasonable

MANAGEMENT AGREEMENT RENEWAL – continued (Unaudited)

compensation in light of the nature and quality of Pekin’s services to the Fund, the fees paid by competitive mutual funds, and the profitability of Pekin’s services to the Fund.

(iv)	Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Pekin will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund and Pekin’s level of profitability in managing the Fund, Pekin is not yet realizing benefits from economies of scale in managing the Fund and therefore it is premature to reduce the management fee or introduce breakpoints at this time.

PRIVACY NOTICE
Rev. March 2021

FACTS	WHAT DOES APPLESEED FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●     Social Security number

●     account balances and account transactions

●     transaction or loss history and purchase history

●     checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (800) 470-1029

Who we are
Who is providing this notice?	Appleseed Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     buy securities from us or sell securities to us

●     make deposits or withdrawals from your account or provide account information

●     give us your account information

●     make a wire transfer

●     tell us who receives the money

●     tell us where to send the money

●     show your government-issued ID

●     show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes—information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●     Perkin Hardy Strauss, Inc., the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

[THIS PAGE INTENTIONALLY LEFT BLANK]

OTHER INFORMATION (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 470-1029 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 470-1029 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

David R. Carson

Daniel J. Condon

Gary E. Hippenstiel

Stephen A. Little

Ronald C. Tritschler

OFFICERS

Martin R. Dean, President

Gweneth K. Gosselink,

    Chief Compliance Officer

Zachary P. Richmond,

    Treasurer and Chief Financial Officer

Lynn E. Wood, Assistant Chief

Compliance Officer

INVESTMENT ADVISER

Pekin Hardy Strauss, Inc.

161 N. Clark Street, Suite 2200

Chicago, IL 60601

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

151 N Franklin Street, Suite 575

Chicago, IL 60606

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 20th Floor

Cincinnati, OH 45202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, OH 45202

ADMINISTRATOR,

TRANSFER AGENT AND

FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Appleseed-AR-21

BALLAST SMALL/MID CAP ETF (MGMT)

NYSE Arca, Inc.

Annual Report

September 30, 2021

Ballast Asset Management, LP

2301 Cedar Springs Road, Suite 450

Dallas, TX 75201

Telephone: 1-866-383-6468

Ballast Small/Mid Cap ETF

Management’s Discussion of Fund Performance (Unaudited)

Market Review and Investment Strategy

The Ballast Small/Mid-Cap ETF (MGMT), a value-focused actively managed equity ETF returned 42.88% (NAV), 43.20% (Market) versus the Russell 2500 Value Index’s 26.36% return, from inception December 2, 2020 to its first fiscal year ending on September 30, 2021. During MGMT’s fiscal year, U.S. equity markets continued to build on the snap-back rally off first half 2020 COVID-19 lows. After emergency central bank liquidity restored financial market stability and the initial panic faded, a vaccination and re-opening trade powered a more fundamental rally from later 2020 through the first calendar quarter of 2021. Small value stocks, which traded (and continue to trade) at multiples reflecting deep disfavor, performed exceptionally well early on before settling into a range of plus or minus 10% for the remainder of the fiscal period. At the same time, ten-year US Treasury yields began a dramatic rise, more than doubling to 1.49% at fiscal year-end.

The historic level of monetary and fiscal stimulus injected into global financial systems initially stabilized economies, and ultimately augmented the snapback in demand after the initial COVID-19 shut down. At the same time, the quick and dramatic halt in production during 2020 led to reduced inventory levels and supply constraints globally. This left companies struggling to keep up with consumer demand and led to a quick resurgence in production throughout 2021.

As GDP growth in the U.S. continued to show strength in the economic recovery, the markets began to discount a more hawkish Fed, along with concerns of rising inflation. We witnessed a trifecta of anticipation that the Fed would begin reducing its bond buying program, a shift in focus to when and by how much they would begin to raise the Fed Funds rate, and the fear that inflation might be more persistent than transitory.

While the Fed and many economists continue to push a narrative around the transitory causes for the inflation we are seeing today, we at Ballast are more concerned with less transitory drivers. Specifically, we see the global desire to shift to carbon neutrality as inflationary. Should this transition accelerate before the technology is ready for mass deployment it will likely drive the cost of energy up, which drives the cost of everything it is used to produce (like steel and the internet) up.  Ready or not, public sentiment towards sustainability seemed to solidify around the world as COVID-19 spread, increasing the pressure on companies and governments to accelerate the transition. The aggregate economic impact of this transition is real and will likely filter into relative prices across the board. In time, competition and learning curves will drive energy costs downward again, but that could be years away.

Ballast continues to focus our research on companies that have a competitive advantage, management teams with proven expertise in deploying capital at attractive rates of return, and superior cash generative businesses at attractive valuations. These types of business should fare well, even in a higher-than-normal inflationary environment.

1

Investment Results: Ballast Small/Mid-Cap ETF (MGMT)

The Ballast Small/Mid-Cap ETF is an actively managed exchange traded fund that invests in a broad universe of domestic equity securities in small and medium sized businesses. For the fiscal year ended September 30, 2021, the Ballast Small/Mid-Cap ETF (MGMT) outperformed the Russell 2500 Value Index.

The top contributors to MGMT’s performance were Teradata (TDC), Avid Technology (AVID), Coherent (COHR), Goodrich Petroleum (GDP) and Texas Pacific Land Corp (TPL). Teradata (TDC) is a data analytics company that spent years transitioning from a perpetual licensing model to a subscription model. In conjunction with that licensing transition, the company developed a Cloud version of its software that allows customers to run its software outside of onsite servers. The combination of that business model transition being complete and accelerating adoption of the company’s Cloud product, Vantage, led to revenue growth in the March 2021 quarter for the first time in nearly three years, which fueled rapid appreciation in its stock price. Avid Technology (AVID) is a technology company that produces software and hardware serving the media industry. During the COVID-19 lockdown, the suspension of movie and song production, along with concert cancellations, negatively affected sales of many of Avid’s products. With production coming back, increased demand for the company’s software products, Pro Tools and Media Composer, and a shift to a recurring revenue model have materially boosted Avid’s operating results. Coherent (COHR) manufacturers lasers, and in February 2021 a bidding war erupted between three companies to buy Coherent, with II-VI (IIVI) ultimately winning the battle. Goodrich Petroleum (GDP) is an Exploration and Production company that focuses on producing natural gas from the Haynesville Basin. Natural gas prices more than doubled from the mid-$2 range to over $6/MMBtu. Finally, Texas Pacific Land Corp. (TPL) converted from a Trust to a Corporation in January. That, along with a dramatic rebound in oil prices contributed to TPL’s stock performance.

The bottom contributors to performance were Collegium Pharmaceutical (COLL), Frontdoor (FTDR), Essent Group (ESNT), Vimeo (VMEO) and Cracker Barrel (CBRL). Collegium (COLL) is a specialty pharmaceutical company focused on producing safer alternatives to pain medication. The company’s abuse deterrent pain medication, Xtampza ER, continued to take market share from traditional forms of OxyContin. However, market sentiment in this space remained challenged given the historic negative commentary around opioid abuse. Frontdoor (FTDR) offers home service plans that covers repairs such as electrical, plumbing and HVAC. Given the rising costs of replacement components, analysts became concerned in the company’s ability to maintain pricing power under current contracts. Vimeo (VMEO) was a spin-off from one of our holdings – Interactive Corp (IAC). The stock sold off shortly after the spin-off from IAC on valuation concerns. Finally, Cracker Barrel (CBRL) is a restaurant chain whose largest markets include Florida, Tennessee, Texas, and Georgia. After an initial and dramatic rebound in the first several months of 2021, the stock pulled back on increased fears brought about by the Delta variant of COVID-19, along with fears that the company would not be able to pass along increasing prices from food and wages.

2

Investments Results (Unaudited)

Total Returns(a)

(for the period ended September 30, 2021)

Since Inception
December 2, 2020
Ballast Small/Mid Cap ETF — NAV	42.88%
Ballast Small/Mid Cap ETF — Market	43.20%
Russell 2500 Value Index(b)	26.36%

Expense Ratios(c)
Gross	1.37%
With Applicable Waivers	1.10%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Ballast Small/Mid Cap ETF (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (866) 383-6468.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performances would have been lower. Total returns for less than one year are not annualized.

(b)	The Russell 2500 Value Index (“Index”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The expense ratios as disclosed in the Fund’s prospectus dated November 24, 2020 are based on estimated amounts for the current fiscal year. Ballast Asset Management, LP (the “Adviser”) contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.10% through January 31, 2022. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Fund’s expense ratios as of September 30, 2021 can be found in the financial highlights.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling (866) 383-6468.

The Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

3

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Ballast Small/Mid Cap

ETF — NAV, Ballast Small/Mid Cap ETF — Market and the Russell 2500 Value Index

This graph shows the value of a hypothetical initial investment of $10,000 made on December 2, 2020 (commencement of operations) for the Fund and held through September 30, 2021. The Russell 2500 Value Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (866) 383-6468. You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

4

Fund Holdings (Unaudited)

September 30, 2021

Ballast Small/Mid Cap ETF Holdings as of September 30, 2021(a)

20.00%
15.00%
10.00%
5.00%
0.00%
2.39%
9.59%
0.90%
11.24%
15.55%
4.62%
18.58%
9.76%
7.42%
14.56%
1.82%
3.57%
Communications
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Materials
Real Estate
Technology
Utilities
Other Assets in Excess of Liabilities

(a)	As a percent of net assets.

The investment objective of the Ballast Small/Mid Cap ETF (the “Fund”) is to seek to generate positive risk adjusted returns.

Portfolio holdings are subject to change.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov and the Fund’s website at https://etf.mgmtetf.com/.

5

Ballast Small/Mid Cap ETF
Schedule of Investments
September 30, 2021

	Shares	Fair Value
COMMON STOCKS — 96.43%

Communications — 2.39%
IAC/InterActiveCorp.(a)	2,236	$291,328
TripAdvisor, Inc.(a)	17,858	604,494
		895,822
Consumer Discretionary — 9.59%
America’s Car-Mart, Inc.(a)	9,369	1,094,111
Cracker Barrel Old Country Store, Inc.	2,452	342,888
Hanesbrands, Inc.	40,892	701,707
PulteGroup, Inc.	13,832	635,165
Wayside Technology Group, Inc.	30,576	824,635
		3,598,506
Consumer Staples — 0.90%
J&J Snack Foods Corp.	2,202	336,510

Energy — 11.24%
CNX Resources Corp.(a)	30,240	381,629
Goodrich Petroleum Corp.(a)	67,462	1,596,151
Green Plains, Inc.(a)	25,326	826,894
Solaris Oilfield Infrastructure, Inc., Class A	96,062	801,157
Texas Pacific Land Corp.	504	609,517
		4,215,348
Financials — 15.55%
Capital Bancorp, Inc.	42,669	1,026,616
CIT Group, Inc.	16,380	850,941
Essent Group Ltd.	8,272	364,051
Everest Re Group Ltd.	2,493	625,195
Federal Agricultural Mortgage Corp., Class C	7,476	811,295
First Financial Bancorp	29,190	683,338
International General Insurance Holdings Ltd.	82,312	688,951
MGIC Investment Corp.	52,249	781,645
		5,832,032
Health Care — 4.62%
Collegium Pharmaceutical, Inc.(a)	48,075	949,001
iRadimed Corp.(a)	23,280	781,975
		1,730,976
Industrials — 18.58%
AZZ, Inc.	18,126	964,303
Eagle Bulk Shipping, Inc.(a)	19,051	960,551
Eastern Co. (The)	29,101	732,181
frontdoor, Inc.(a)	11,352	475,649
GrafTech International Ltd.	90,300	931,896
GXO Logistics, Inc.(a)	5,352	419,811
IES Holdings, Inc.(a)	14,491	662,094

See accompanying notes which are an integral part of these financial statements.

6

Ballast Small/Mid Cap ETF
Schedule of Investments (continued)
September 30, 2021

	Shares	Fair Value
COMMON STOCKS — (continued)

Industrials — (continued)
Landstar System, Inc.	4,795	$756,747
Lennox International, Inc.	2,100	617,757
XPO Logistics, Inc.(a)	5,592	445,011
		6,966,000
Materials — 9.76%
Eagle Materials, Inc.	5,820	763,351
Huntsman Corp.	25,780	762,830
Lydall, Inc.(a)	1	62
Northern Technologies International Corp.	71,204	1,085,862
UFP Technologies, Inc.(a)	17,056	1,050,479
		3,662,584
Real Estate — 7.42%
EPR Properties	14,362	709,196
Lamar Advertising Co., Class A	7,560	857,681
PotlatchDeltic Corp.	9,620	496,200
STAG Industrial, Inc.	18,348	720,159
		2,783,236
Technology — 14.56%
Amdocs Ltd.	9,478	717,579
AstroNova, Inc.(a)	51,447	774,277
Avid Technology, Inc.(a)	10,400	300,768
F5 Networks, Inc.(a)	3,990	793,132
Lumentum Holdings, Inc.(a)	10,290	859,627
ON Semiconductor Corp.(a)	14,280	653,596
Teradata Corp.(a)	23,761	1,362,693
		5,461,672
Utilities — 1.82%
NRG Energy, Inc.	16,760	684,311

Total Common Stocks
(Cost $34,915,458)		36,166,997

Total Investments — 96.43%
(Cost $34,915,458)		36,166,997

Other Assets in Excess of Liabilities — 3.57%		1,340,488

NET ASSETS — 100.00%		$37,507,485

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

7

Ballast Small/Mid Cap ETF
Statement of Assets and Liabilities
September 30, 2021

Assets
Investments in securities, at fair value (cost $34,915,458)	$36,166,997
Cash	1,381,923
Dividends receivable	15,567
Prepaid expenses	4,391
Total Assets	37,568,878
Liabilities
Payable to audit and tax	18,495
Payable to Adviser, net of waiver	11,665
Payable to affiliates	6,916
Other accrued expenses	24,317
Total Liabilities	61,393
Net Assets	$37,507,485
Net Assets consist of:
Paid-in capital	36,360,691
Accumulated earnings	1,146,794
Net Assets	$37,507,485
Shares outstanding (unlimited number of shares authorized, no par value)	1,050,000
Net asset value per share	$35.72

See accompanying notes which are an integral part of these financial statements.

8

Ballast Small/Mid Cap ETF
Statement of Operations
For the period ended September 30, 2021(a)

Investment Income
Dividend income	$201,064
Total investment income	201,064
Expenses
Adviser	158,817
Administration	52,500
Legal	19,892
Custodian	19,034
Audit and tax	18,975
Compliance services	16,666
Trustee	11,200
Report printing	9,996
Transfer agent	8,958
Pricing	880
Miscellaneous	33,714
Total expenses	350,632
Fees waived and expenses reimbursed by Adviser	(165,632)
Net operating expenses	185,000
Net investment income	16,064
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	1,510,463
Change in unrealized appreciation on:
Investment securities	1,251,539
Net realized and unrealized gain (loss) on investment securities and foreign currency translations	2,762,002
Net increase in net assets resulting from operations	$2,778,066

(a)	For the period December 2, 2020 (commencement of operations) to September 30, 2021.

See accompanying notes which are an integral part of these financial statements.

9

Ballast Small/Mid Cap ETF
Statement of Changes in Net Assets

For the
Period Ended
September 30,
2021(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$16,064
Net realized gain on investment securities and foreign currency translations	1,510,463
Change in unrealized appreciation on investment securities	1,251,539
Net increase in net assets resulting from operations	2,778,066
Capital Transactions
Proceeds from shares sold	40,101,662
Amount paid for shares redeemed	(5,372,243)
Net increase in net assets resulting from capital transactions	34,729,419
Total Increase in Net Assets	37,507,485
Net Assets
Beginning of period	$—
End of period	$37,507,485
Share Transactions
Shares sold	1,200,000
Shares redeemed	(150,000)
Net increase in shares outstanding	1,050,000

(a)	For the period December 2, 2020 (commencement of operations) to September 30, 2021.

See accompanying notes which are an integral part of these financial statements.

10

Ballast Small/Mid Cap ETF
Financial Highlights

(For a share outstanding during the period)

	For the
	Period Ended
	September 30,
	2021(a)
Selected Per Share Data:
Net asset value, beginning of period	$25.00
Investment operations:
Net investment income	0.02
Net realized and unrealized gain on investments	10.70
Total from investment operations	10.72
Net asset value, end of period	$35.72
Market price, end of period	$35.80
Total Return(b)	42.88	% (c)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$37,507
Ratio of net expenses to average net assets	1.10	% (d)
Ratio of expenses to average net assets before waiver and reimbursement	2.08	% (d)
Ratio of net investment income to average net assets	0.10	% (d)
Portfolio turnover rate(e)	8	% (c)

(a)	For the period December 2, 2020 (commencement of operations) to September 30, 2021.

(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes which are an integral part of these financial statements.

11

Ballast Small/Mid Cap ETF
Notes to the Financial Statements
September 30, 2021

NOTE 1. ORGANIZATION

Ballast Small/Mid Cap ETF (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on November 18, 2020, and is registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Ballast Asset Management, LP (the “Adviser”). The investment objective of the Fund is to seek to generate positive risk adjusted returns.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the period ended September 30, 2021, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal, and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

12

Ballast Small/Mid Cap ETF
Notes to the Financial Statements (continued)
September 30, 2021

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and foreign capital gain taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax codes and regulations.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value NAV per share of the Fund.

For the period ended September 30, 2021, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Accumulated
Paid-In Capital	Earnings (Deficit)
$1,631,272	$(1,631,272)

13

Ballast Small/Mid Cap ETF
Notes to the Financial Statements (continued)
September 30, 2021

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each business day the New York Stock Exchange (“NYSE”) is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/ or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ

14

Ballast Small/Mid Cap ETF
Notes to the Financial Statements (continued)
September 30, 2021

over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2021:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$36,166,997	$—	$—	$36,166,997
Total	$36,166,997	$—	$—	$36,166,997

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued

15

Ballast Small/Mid Cap ETF
Notes to the Financial Statements (continued)
September 30, 2021

daily and paid monthly at an annual rate of 0.95% of the Fund’s average daily net assets. For the period ended September 30, 2021, before the waiver described below, the Adviser earned a fee of $158,817 from the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 1.10% of the Fund’s average daily net assets through January 31, 2022. For the period ended September 30, 2021, the Adviser waived fees and reimbursed Fund expenses of $165,632. At September 30, 2021, the Fund owed the Adviser $11,665.

Each fee waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date in which that particular waiver/ expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of September 30, 2021 the Adviser may seek repayment of investment advisory fees waived and expense reimbursements pursuant to the aforementioned conditions, from the Fund no later than the dates stated below:

Recoverable through
September 30, 2024	$165,632

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund, which are approved annually by the Board. Prior to April 1, 2021, Ultimus provided certain compliance services and Buttonwood Compliance Partners provided the Chief Compliance Officer to the Trust.

16

Ballast Small/Mid Cap ETF
Notes to the Financial Statements (continued)
September 30, 2021

Under the terms of a Distribution Agreement with the Trust, Northern Lights Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also employees of Ultimus and such persons are not paid by the Fund for serving in such capacities.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. Each Independent Trustee of the Trust receives annual compensation of $2,510 per fund from the Trust, except that the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $2,960 per fund from the Trust, and the Independent Chairman of the Board receives $3,160 per fund from the Trust. Independent Trustees also receive $1,000 for attending any special meeting that requires an in person approval of a contract and $250 for the first hour and $200 for each additional hour for attending other special meetings. Prior to January 1, 2021, the annual per fund fees were $2,290 for non-chairmen and $2,740 for all chairmen. In addition, the Trust reimburses Independent Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

NOTE 5. INVESTMENT TRANSACTIONS

For the period ended September 30, 2021, purchases and sales of investment securities, other than short-term investments, were $3,588,929 and $2,782,577, respectively.

For the period ended September 30, 2021, purchases and sales for in-kind transactions were $38,222,849 and $5,606,233, respectively

For the period ended September 30, 2021, the Fund had in-kind net realized gain of $1,631,403.

There were no purchases or sales of long-term U.S. government obligations during the period ended September 30, 2021.

NOTE 6. CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units” of 25,000 shares. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant

17

Ballast Small/Mid Cap ETF
Notes to the Financial Statements (continued)
September 30, 2021

and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant, or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statement of Changes in Net Assets. For the period ended September 30, 2021, the Fund received $10,150 and $0 in Fixed Fees and Variable Charges, respectively. The Transaction Fees for the Fund are listed in the table below:

Fixed Fee	Variable Charge
$350	2.00%*

*	The maximum Transaction Fee may be up to 2.00% of the amount invested.

NOTE 7. FEDERAL TAX INFORMATION

At September 30, 2021, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$2,660,548
Gross unrealized depreciation	(1,409,235)
Net unrealized appreciation on investments	$1,251,313
Tax cost of investments	$34,915,684

At September 30, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$16,070
Accumulated capital and other losses	(120,589)
Unrealized appreciation on investments	1,251,313
Total accumulated earnings	$1,146,794

As of September 30, 2021, the Fund had short-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $120,589.

18

Ballast Small/Mid Cap ETF
Notes to the Financial Statements (continued)
September 30, 2021

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

On September 7, 2021, State Street Corporation and Brown Brothers Harriman & Co. (“BBH”) announced that they have entered into a definitive agreement for State Street to acquire BBH’s Investor Services business, including its custody services. BBH currently serves as the Fund’s custodian.

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no other items requiring adjustment of the financial statements or additional disclosure.

19

Report of Independent Registered Public Accounting Firm

To the Shareholders of Ballast Small/Mid Cap ETF and

Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ballast Small/Mid Cap ETF (the “Fund”), a series of Unified Series Trust, as of September 30, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period December 2, 2020 (commencement of operations) through September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2021.

COHEN & COMPANY, LTD.

Chicago, Illinois

November 24, 2021

20

Liquidity Risk Management Program (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long- term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser (the “Committee”). The Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Committee most recently reported to the Board on August 17, 2021, outlining the operation of the Program and the adequacy and effectiveness of the Program’s implementation.. The report covered the period from June 1, 2020 through May 31, 2021. During the review period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the review period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

21

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2021 through September 30, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid	Annualized
	April 1,	September 30,	During	Expense
	2021	2021	Period(a)	Ratio
Actual	$1,000.00	$1,064.70	$5.69	1.10%
Hypothetical(b)	$1,000.00	$1,019.55	$5.57	1.10%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

22

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 - present), a Donor Advised Fund.

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non- depository trust company sponsoring private investment product (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Daniel J. Condon (1950) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, December 2002 to present	Current: Retired (2017 - present)
Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippenstiel was registered as an investment adviser from 2008 to December 31, 2019.
Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 21 series.

23

Trustees and Officers (Unaudited) (continued)

The following table provides information regarding the interested Trustee and officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to August 2021; Interested Trustee, August 2020 to present	Current: Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC, since 2013; Interested Trustee of Ultimus Managers Trust, since 2020
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2015.
Martin R. Dean (1963)
President, August 2021 to present; Vice President,
November 2020 to August 2021; Chief Compliance
Officer, April 2021 to August 2021; Assistant Chief
Compliance Officer, January 2016 to April 2021	Current: Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC, since 2016.
Gweneth K. Gosselink (1955) Chief Compliance Officer, August 2021 to present	Current: Assistant Vice President, Senior Compliance Officer of Ultimus Fund Solutions, LLC, since 2019. Previous: Chief Operating Officer & CCO at Miles Capital, Inc. (2013 – 2019).
Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016.
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.
Lynn E. Wood (1946) Assistant Chief Compliance Officer, April 2021 to present; Chief Compliance Officer, October 2004 to April 2021	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

24

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Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (866) 383-6468 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (866) 383-6468 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

David R. Carson

Daniel J. Condon

Gary E. Hippenstiel

Stephen A. Little

Ronald C. Tritschler

OFFICERS

Martin R. Dean, President

Gweneth K. Gosselink,

    Chief Compliance Officer

Zachary P. Richmond,

    Treasurer and Chief Financial Officer

Lynn E. Wood, Assistant Chief Compliance Officer

INVESTMENT ADVISER

Ballast Asset Management, LP

2301 Cedar Springs Road, Suite 450

Dallas, TX 75201

DISTRIBUTOR

Northern Lights Distributors, LLC

17605 Wright Street

Omaha, Nebraska 68130

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

151 N Franklin Street, Suite 575

Chicago, IL 60606

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

ADMINISTRATOR

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Northern Lights Distributors, LLC

Member FINRA/SIPC

Ballast Small-AR-21

Channel Short Duration

Income Fund

Annual Report

September 30, 2021

Fund Adviser:

Channel Investment Partners LLC

4601 N. Fairfax Drive, Suite 1200

Arlington, VA 22203

Toll Free (877) 627-8504

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE – (UNAUDITED)

Dear Shareholders:

Market Review

If there was a music album title to represent the last 12 months, Grateful Dead’s “What a Long Strange Trip It’s Been” would likely be a consensus pick. And like the double album songs, Chairman Jerome Powell’s Federal Reserve stuck to some of the familiar and mixed in some new policy surprises. “Truckin’,” The Dead song with the most commercial success, also reflects Powell’s transition between two political parties in power, scandal, and efforts to curtail QE without a market tantrum.

“Sometimes the light’s all shinin’ on me

Other times, I can barely see

Lately, it occurs to me

What a long, strange trip it’s been”

With the Federal Reserve (“Fed”) Funds target 0.00-0.25%, traditional measures of risk like equity markets climbed to record highs and new measures of risk like crypto markets became mainstream. Investors scrambled to spend, gamble, and invest government fiscal stimulus in ways few could have imagined, helping to create worker shortages and supply chain disruptions. In anticipation the Fed will let the economy “run hot” and be forced to raise the Fed Funds Rate more quickly in the future to slow inflation, the US 5-year treasury note rose from 0.278% on 9/30/20 to 0.966% on 9/30/21, one year later. For the same 12-month period, the US 10-year treasury note went from 0.685% to 1.488%. Keep in mind, these moves occurred despite the Fed not yet tapering its asset purchases nor making a rate adjustment beyond moving the Reverse Repo Operations (RRO) rate to 0.05% to ensure money market funds do not “break the buck” as fees erode returns. Market dislocations occur when the cost to borrow is closer to zero. The longer the Fed maintains a Zero Interest Rate Policy (ZIRP), the harder it is to raise rates in the future due to the economy structurally being dependent upon lower and lower borrowing rates. It’s not the absolute rate that matters as much as the relative rate and eventually Fed influence reaches its limits. Fiscal stimulus played an important part over the past year and it will play an important role in future Fed and Congressional policy decisions.

The 5-10 year US treasury note curve was a difference of 0.41% on 9/30/20, steepening as much as 0.84% on 3/17/21, and came back down to 0.52% on 9/30/21. We read this to mean the economy’s growth, as measured by GDP, has peaked without additional stimulus and the Fed has boxed themselves into rate hikes that the market

1

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE – (UNAUDITED) – (continued)

has already priced in. Higher funding rates, albeit still historically low, have begun to do the Fed’s work through markets such as mortgage and asset backed securities and corporate debt. R-star, the natural rate of interest, is never achievable when Fed communication leads the markets into pricing in Fed rate moves before they happen.

Corporate investment grade credit spreads, an area of focus for us, became less volatile as investors piled in to support the record debt supply from corporations wisely using proceeds to deleverage, make acquisitions, and/or adjust their capital structures. The weighted average spread of the Bloomberg US Credit Index on 9/30/20 was +128 basis points (bps) and compressed to +80 bps on 9/30/21 with only minor back-ups during that period. Within the Index, sectors most beaten up due to COVID-19 concerns and lockdowns, like REITS, Energy, Lodging, Gaming, and Airlines, came roaring back as the economy began to reopen. Corporate credits across sectors that are rated between investment grade and high yield (“Crossover”) did extremely well with improving credit fundamentals and less interest rate sensitivity that can cushion returns in a rising rate environment.

Portfolio Overview

The Channel Short Duration Income Fund (the “Fund”) maintained higher than benchmark corporate credit exposure as we saw opportunity for spread compression to drive capital appreciation while receiving relatively attractive coupon income. More specifically, oversold credits with exposure to the reopening economy, fundamental credit improvement and deleveraging situations, and subordinated bank bonds were prominent holdings in the fund. The general view was corporate credit is for holding and US treasuries are for trading in the previous and current market.

Performance

For the 12-month period ended September 30, 2021, the Fund’s total return was 3.96%, net of fees. This compares to the Bloomberg US 1-5 year Government/Credit Index total return of 0.08% for the same period. For additional comparison, the Bloomberg US Intermediate Government/Credit Index total return was -0.40%, also for the same period. A higher concentration of investment grade credit risk along with some high yield credit risk contributed to strong absolute performance while Fund expenses detracted from relative performance. The Fund’s relative duration vs. respective benchmarks also contributed modestly to comparative under and outperformance. An active US treasury systematic rates trading strategy also contributed to the Fund’s total returns.

2

INVESTMENT RESULTS – (UNAUDITED)

Average Annual Total Returns* (for the periods ended September 30, 2021)

	1 Year	5 Year	10 Year
Channel Short Duration Income Fund	3.96%	3.29%	3.06%
Bloomberg U.S. 1-5 Year Government/ Credit Index**	0.08%	2.19%	1.89%
Bloomberg U.S. Intermediate Government/ Credit Bond Index***	(0.40)%	2.60%	2.52%

Total annual operating expenses, as disclosed in the Channel Short Duration Income Fund (the “Fund”) prospectus dated January 28, 2021 were 0.90%, which included acquired fund fees and expenses of 0.01%, of average daily net assets. Channel Investment Partners LLC (the “Adviser”) contractually has agreed to waive its fee and to the extent necessary, reimburse certain Fund operating expenses so that the total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.95% of the Fund’s average daily net assets. The contractual agreement is in place through January 31, 2022. Prior to October 1, 2020, total operating expenses were capped at 0.80%. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Fund’s expense ratios as of September 30, 2021 can be found in the financial highlights.

3

INVESTMENT RESULTS – (UNAUDITED) – (continued)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Channel Short Duration Income Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (877) 627-8504.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

**	The Bloomberg Barclays U.S. 1-5 Year Government/Credit Bond Index (the “U.S. 1-5 Year Government/Credit Bond Index”) is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The U.S. 1-5 Year Government/Credit Bond Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the U.S. 1-5 Year Government/Credit Bond Index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

***	The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (the “U.S. Intermediate Government/Credit Bond Index”) is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The U.S. Intermediate Government/Credit Bond Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the U.S. Intermediate Government/Credit Bond Index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling (877) 627-8504.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

4

INVESTMENT RESULTS – (UNAUDITED) – (continued)

Comparison of the Growth of a $10,000 Investment in the Channel Short Duration Income Fund,

Bloomberg Barclays U.S. 1-5 Year Government/Credit Index and the Bloomberg Barclays U.S.

Intermediate Government/Credit Bond Index®

This graph shows the value of a hypothetical initial investment of $10,000 made on September 30, 2011 for the Fund and held through September 30, 2021. The Bloomberg U.S. 1-5 Year Government/Credit Bond Index and the Bloomberg U.S. Intermediate Government/Credit Bond Index are widely recognized unmanaged indices of bond prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (877) 627-8504. You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

5

FUND HOLDINGS – (UNAUDITED)

[1]	As a percent of net assets.

The investment objective of the Channel Short Duration Income Fund is total return, comprised of both income and capital appreciation.

Portfolio holdings are subject to change.

AVAILABILITY OF PORTFOLIO SCHEDULE – (UNAUDITED)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov and on the Fund’s website at https://channelfunds.com/.

6

CHANNEL SHORT DURATION INCOME FUND
SCHEDULE OF INVESTMENTS
September 30, 2021

	Principal
CORPORATE BONDS – 96.53%	Amount	Fair Value
Corporate Bonds - Domestic – 83.94%
Ally Financial, Inc., 5.75%, 11/20/2025	$500,000	$571,791
Ally Financial, Inc., 4.70%, Perpetual (3MO LIBOR + 348bps)(a)	250,000	261,875
American Airlines Pass Through Trust, Series 2013-2, 4.95%, 1/15/2023	956,839	979,214
Antero Resources Corp., 5.00%, 3/1/2025	300,000	307,650
AT&T, Inc., 4.45%, 4/1/2024	500,000	541,827
AT&T, Inc., 3.80%, 2/15/2027	300,000	332,134
B&G Foods, Inc., 5.25%, 4/1/2025	250,000	256,275
B&G Foods, Inc., 5.25%, 9/15/2027	500,000	522,190
Bank of America Corp., 3.95%, 4/21/2025	1,000,000	1,089,948
Boeing Co. (The), 2.75%, 2/1/2026	1,000,000	1,041,701
Broadcom, Inc., 4.70%, 4/15/2025	500,000	557,077
Bunge Ltd. Finance Group, 1.63%, 8/17/2025	500,000	505,314
Calumet Specialty Products Partners LP, 7.75%, 4/15/2023	850,000	843,625
Charles Schwab Corp. (The), 4.00%, Perpetual (3MO LIBOR + 231bps)(a)	250,000	257,428
Continental Airlines Pass Through Trust, Series 2012-1 A, 4.15%, 4/11/2024	369,813	390,946
Continental Airlines Pass Through Trust, Series 2-A, 4.00%, 10/29/2024	408,396	430,920
Dominion Energy, Inc., 1.45%, 4/15/2026	350,000	351,198
Edison International, 5.38%, 9/15/2069 (3MO LIBOR + 370bps)(a)	500,000	517,650
Energy Transfer LP, 6.50%, Perpetual (3MO LIBOR + 465bps)(a)	500,000	521,935
Ford Motor Co., 8.50%, 4/21/2023	1,000,000	1,101,190
General Motors Co., 6.13%, 10/1/2025	300,000	351,508
General Motors Financial Co., Inc., 4.35%, 4/9/2025	750,000	823,578
Genworth Holdings, Inc., 4.80%, 2/15/2024	500,000	510,625
Genworth Holdings, Inc., 2.13%, 11/15/2036 (3MO LIBOR + 200bps)(a)	500,000	321,250
Hawaiian Airlines Pass Through Trust, Series 2013-1B, 4.95%, 1/15/2022	387,773	387,443
HCA, Inc., 5.38%, 2/1/2025	750,000	839,062

See accompanying notes which are an integral part of these financial statements.

7

CHANNEL SHORT DURATION INCOME FUND
SCHEDULE OF INVESTMENTS – (continued)
September 30, 2021

	Principal
CORPORATE BONDS – 96.53% – continued	Amount	Fair Value
Corporate Bonds - Domestic – 83.94% – continued
Hyatt Hotels Corp., 1.80%, 10/1/2024	$500,000	$501,105
iHeartCommunications, Inc., 8.38%, 5/1/2027	250,000	267,500
JPMorgan Chase & Co., 3.88%, 9/10/2024	500,000	543,720
Marathon Petroleum Corp., 4.70%, 5/1/2025	250,000	279,100
Morgan Stanley, 5.00%, 11/24/2025	1,200,000	1,372,408
Nordstrom, Inc., 2.30%, 4/8/2024	250,000	250,035
Nordstrom, Inc., 4.00%, 3/15/2027	500,000	517,031
Occidental Petroleum Corp., 6.95%, 7/1/2024	300,000	339,558
Occidental Petroleum Corp., 2.90%, 8/15/2024	300,000	305,745
Plains All American Pipeline LP/ PAA Finance Corp., 3.60%, 11/1/2024	650,000	693,943
Quanta Services, Inc., 0.95%, 10/1/2024	200,000	200,098
Range Resources Corp., 5.00%, 3/15/2023	500,000	519,375
Range Resources Corp., 4.88%, 5/15/2025	250,000	264,263
Ross Stores, Inc., 4.60%, 4/15/2025	550,000	613,950
Southern California Edison Co., 1.10%, 4/1/2024	300,000	301,493
Sprint Corp., 7.88%, 9/15/2023	500,000	559,375
Tyson Foods Inc., 3.95%, 8/15/2024	300,000	324,396
UAL 2007-1 Pass Through Trust , Series 071A, 6.64%, 7/2/2022	278,274	286,991
United Airlines 2020-1 Class A Pass Through Trust, Series 20-1, 5.88%, 4/15/2029	231,869	259,893
US Airways Pass Through Trust, Series 13-1B, 5.38%, 11/15/2021	728,276	729,045
VeriSign, Inc., 5.25%, 4/1/2025	500,000	568,940
Verizon Communications, Inc., 3.38%, 2/15/2025	700,000	757,836
VMware Inc., 3.90%, 8/21/2027	900,000	1,003,341
VMware, Inc., 0.60%, 8/15/2023	200,000	200,298
Wells Fargo & Co., 3.90%, Perpetual (3MO LIBOR + 264bps)(a)	400,000	412,750
Welltower, Inc., 2.05%, 1/15/2029	500,000	496,722

TOTAL CORPORATE BONDS - DOMESTIC (Cost $26,830,934)		27,184,265

See accompanying notes which are an integral part of these financial statements.

8

CHANNEL SHORT DURATION INCOME FUND
SCHEDULE OF INVESTMENTS – (continued)
September 30, 2021

	Principal
CORPORATE BONDS – 96.53% – continued	Amount	Fair Value
Corporate Bonds - Foreign – 12.59%
Corporate Bonds - Finland – 1.70%
Nokia Oyj, 4.38%, 6/12/2027	$500,000	$549,375

Corporate Bonds - Ireland – 2.14%
AerCap Ireland Capital DAC, 6.50%, 7/15/2025	600,000	695,728

Corporate Bonds - Japan – 2.83%
Mizuho Financial Group, Inc., 2.56%, 9/13/2025 (3MO LIBOR + 43bps)(a)	400,000	418,752
Mizuho Financial Group, Inc., 1.55%, 7/9/2027 (3MO LIBOR + 62bps)(a)	500,000	498,918
		917,670
Corporate Bonds - Netherlands – 2.55%
ING Groep NV, 4.25%, Perpetual (3MO LIBOR + 306bps)(a)	400,000	388,960
LYB International Finance II B.V., 3.50%, 3/2/2027	400,000	435,749
		824,709
Corporate Bonds - United Kingdom – 3.37%
Astrazeneca PLC, 3.38%, 11/16/2025	500,000	545,639
Barclays PLC, 4.38%, 9/11/2024	500,000	544,886
		1,090,525
TOTAL CORPORATE BONDS - FOREIGN (Cost $4,085,158)		4,078,007

TOTAL CORPORATE BONDS (Cost $30,916,092)		31,262,272

See accompanying notes which are an integral part of these financial statements.

9

CHANNEL SHORT DURATION INCOME FUND
SCHEDULE OF INVESTMENTS – (continued)
September 30, 2021

MONEY MARKET FUNDS – 2.42%	Shares	Fair Value
Fidelity Investments Money Market Government Portfolio, Class I, 0.01%(b)	784,478	$784,478

TOTAL MONEY MARKET FUNDS (Cost $784,478)		784,478
TOTAL INVESTMENTS – 98.95% (Cost $31,700,570)		32,046,750
Other Assets in Excess of Liabilities – 1.05%		338,953
NET ASSETS – 100.00%		$32,385,703

(a)	Variable rate security. The rate shown is the effective interest rate as of September 30, 2021. The benchmark on which the rate is calculated is shown parenthetically.

(b)	Rate disclosed is the seven day effective yield as of September 30, 2021.

See accompanying notes which are an integral part of these financial statements.

10

CHANNEL SHORT DURATION INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2021

Assets
Investments in securities at fair value (cost $31,700,570)	$32,046,750
Receivable for fund shares sold	46,776
Receivable for investments sold	4,912,744
Dividends and interest receivable	365,835
Prepaid expenses	12,557
Total Assets	37,384,662
Liabilities
Payable for fund shares redeemed	46
Payable for investments purchased	4,916,279
Payable for distribution to shareholders	43,571
Payable to Adviser	6,881
Payable to affiliates	6,820
Other accrued expenses	25,362
Total Liabilities	4,998,959
Net Assets	$32,385,703
Net Assets consist of:
Paid-in capital	31,474,758
Accumulated earnings	910,945
Net Assets	$32,385,703
Shares outstanding (unlimited number of shares authorized, no par value)	3,094,237
Net asset value (“NAV”), offering and redemption price per share(a)	$10.47

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 60 days or less of purchase. Shares are redeemed at the NAV if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

11

CHANNEL SHORT DURATION INCOME FUND
STATEMENT OF OPERATIONS
For the year ended September 30, 2021

Investment Income
Interest income	$735,589
Dividend income	10,574
Total investment income	746,163
Expenses
Adviser	115,323
Administration	25,230
Fund accounting	23,826
Legal	22,465
Audit and tax preparation	19,059
Trustee	13,983
Custodian	12,541
Report printing	12,279
Compliance services	12,001
Transfer agent	12,000
Pricing	10,649
Registration	9,906
Insurance	3,290
Miscellaneous	26,106
Total expenses	318,658
Fees waived by Adviser	(44,501)
Net operating expenses	274,157
Net investment income	472,006
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	567,759
Net change in unrealized appreciation of investment securities	49,700
Net realized and change in unrealized gain on investments	617,459
Net increase in net assets resulting from operations	$1,089,465

See accompanying notes which are an integral part of these financial statements.

12

CHANNEL SHORT DURATION INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2021	2020
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$472,006	$650,599
Net realized gain on investment securities transactions	567,759	2,430,306
Net change in unrealized appreciation (depreciation) of investment securities	49,700	(883,255)
Net increase in net assets resulting from operations	1,089,465	2,197,650
Distributions to Shareholders From:
Earnings	(2,513,189)	(694,955)
Total distributions	(2,513,189)	(694,955)
Capital Transactions
Proceeds from shares sold	6,928,463	2,756,089
Reinvestment of distributions	8,117	26,293
Amount paid for shares redeemed	(3,559,354)	(11,196,356)
Net increase (decrease) in net assets resulting from capital transactions	3,377,226	(8,413,974)
Total Increase (Decrease) in Net Assets	1,953,502	(6,911,279)
Net Assets
Beginning of year	30,432,201	37,343,480
End of year	$32,385,703	$30,432,201
Share Transactions
Shares sold	661,202	254,348
Shares issued in reinvestment of distributions	775	2,440
Shares redeemed	(324,229)	(1,018,245)
Net increase (decrease) in shares outstanding	337,748	(761,457)

See accompanying notes which are an integral part of these financial statements.

13

CHANNEL SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	Year Ended September 30,
	2021		2020		2019	2018	2017
Selected Per Share Data:
Net asset value, beginning of year	$11.04		$10.62		$10.05	$10.38	$10.58
Investment operations:
Net investment income	0.17		0.19		0.22	0.21	0.20
Net realized and unrealized gain (loss)	0.24		0.43		0.57	(0.33)	(0.20)
Total from investment operations	0.41		0.62		0.79	(0.12)	—
Less distributions to shareholders from:
Net investment income	(0.17)		(0.20)		(0.22)	(0.21)	(0.20)
Net realized gains	(0.81)		—		—	—	—
Total distributions	(0.98)		(0.20)		(0.22)	(0.21)	(0.20)
Paid in capital from redemption fees	—		—		—	—	— (a)
Net asset value, end of year	$10.47		$11.04		$10.62	$10.05	$10.38
Total Return(b)	3.96%		5.92%		7.98%	(1.16)%	0.04%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$32,386		$30,432		$37,343	$36,001	$41,021
Ratio of net expenses to average net assets	0.95%		0.80%		0.80%	0.80%	0.80%
Ratio of expenses to average net assets before reimbursement/recoupment	1.10%		0.89%		0.90%	0.91%	0.88%
Ratio of net investment income to average net assets	1.64%		1.73%		2.16%	2.02%	1.92%
Portfolio turnover rate	1,659	% (d)	178	% (c)	18%	21%	39%

(a)	Rounds to less than $0.005 per share.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Elevated portfolio turnover rate is due to adviser change during the fiscal year ended September 30, 2020.

(d)	Turnover may be elevated in times of market volatility as part of a systematic U.S. Treasury trading strategy used to manage overall portfolio risk with the possibility of generating excess returns.

See accompanying notes which are an integral part of these financial statements.

14

CHANNEL SHORT DURATION INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2021

NOTE 1. ORGANIZATION

Channel Short Duration Income Fund, formerly the FCI Bond Fund, (the “Fund”) was registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified series of Unified Series Trust (the “Trust”) on June 13, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on October 4, 2005. Currently, the investment adviser to the Fund is Channel Investment Partners LLC (the “Adviser”). From commencement of operations through July 31, 2020, the investment adviser to the Fund was Financial Counselors, Inc. (“FCI”). The Fund seeks to provide total return, comprised of both income and capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies,” including Accounting Standard Update 2013-08. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing

15

CHANNEL SHORT DURATION INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)
September 30, 2021

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2021, the fiscal year ended September 30, 2021, did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the fiscal year ended September 30, 2021, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, at least monthly. The Fund intends to distribute its net realized long-term and short-term capital gains, if any, annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or

16

CHANNEL SHORT DURATION INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)
September 30, 2021

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable

17

CHANNEL SHORT DURATION INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)
September 30, 2021

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides

18

CHANNEL SHORT DURATION INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)
September 30, 2021

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

19

CHANNEL SHORT DURATION INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)
September 30, 2021

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2021:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Domestic Corporate Bonds	$—	$27,184,265	$—	$27,184,265
Foreign Corporate Bonds	—	4,078,007	—	4,078,007
Money Market Funds	784,478	—	—	784,478
Total	$784,478	$31,262,272	$—	$32,046,750

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2021, the Adviser earned fees of $115,323, from the Fund. At September 30, 2021, the Adviser was owed $6,881 from the Fund.

The Adviser has agreed contractually to waive its management fee and/or reimburse expenses so that the Fund’s total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under

20

CHANNEL SHORT DURATION INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)
September 30, 2021

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

the 1940 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of Fund’s business, do not exceed 0.95% of the Fund’s average daily net assets through January 31, 2022. Prior to October 1, 2020, the expense cap was 0.80% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2021, the Adviser waived fees of $44,501.

Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the applicable annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of recoupment. As of September 30, 2021, the Adviser may seek repayment of investment advisory fees waived and expense reimbursements pursuant to the aforementioned conditions, from the Fund no later than the dates stated below:

Recoverable through
September 30, 2022	$34,613
September 30, 2023	35,678
September 30, 2024	44,501

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund, which are approved

21

CHANNEL SHORT DURATION INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)
September 30, 2021

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

annually by the Board. Prior to April 1, 2021, Ultimus provided certain compliance services and Buttonwood Compliance Partners provided the Chief Compliance Officer to the Trust.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also employees of Ultimus and such persons are not paid by the Fund for serving in such capacities.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. Each Independent Trustee of the Trust receives annual compensation of $2,510 per fund from the Trust, except that the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $2,960 per fund from the Trust, and the Independent Chairman of the Board receives $3,160 per fund from the Trust. Independent Trustees also receive $1,000 for attending any special meeting that requires an in person approval of a contract and $250 for the first hour and $200 for each additional hour for attending other special meetings. Prior to January 1, 2021, the annual per fund fees were $2,290 for non-chairmen and $2,740 for all chairmen. In addition, the Trust reimburses Independent Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

22

CHANNEL SHORT DURATION INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)
September 30, 2021

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2021, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases
U.S. Government Obligations	$387,342,986
Other	78,970,007
Sales
U.S. Government Obligations	$392,488,161
Other	69,707,732

NOTE 6. FEDERAL TAX INFORMATION

At September 30, 2021, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$349,802
Gross unrealized depreciation	(37,006)
Net unrealized appreciation/(depreciation) on investments	$312,796
Tax cost of investments	$31,733,954

The tax character of distributions paid for the fiscal years ended September 30, 2021 and September 30, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income(a)	$853,318	$663,923
Net long term capital gains	1,644,869	—
Total distributions paid	$2,498,187	$663,923

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

23

CHANNEL SHORT DURATION INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)
September 30, 2021

NOTE 6. FEDERAL TAX INFORMATION – continued

At September 30, 2020, the difference between book basis and tax basis unrealized appreciation (depreciation) was primarily attributable to wash sales.

At September 30, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$315,225
Accumulated capital and other losses	328,958
Distributions payable	(46,034)
Unrealized appreciation on investments	312,796
Total accumulated earnings	$910,945

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 8. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of Channel Short Duration Income Fund and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Channel Short Duration Income Fund (the “Fund”), a series of Unified Series Trust, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2006.

COHEN & COMPANY, LTD
Chicago, Illinois
November 24, 2021

25

LIQUIDITY RISK MANAGEMENT PROGRAM – (UNAUDITED)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long- term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser (the “Committee”). The Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Committee most recently reported to the Board on August 17, 2021, outlining the operation of the Program and the adequacy and effectiveness of the Program’s implementation.. The report covered the period from June 1, 2020 through May 31, 2021. During the review period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the review period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

26

SUMMARY OF FUND EXPENSES – (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2021 through September 30, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Ending
	Beginning	Account Value	Expenses	Annualized
	Account Value	September 30,	Paid During	Expense
	April 1, 2021	2021	Period(a)	Ratio
Actual	$1,000.00	$1,022.50	$4.82	0.95%
Hypothetical(b)	$1,000.00	$1,020.30	$4.81	0.95%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

27

ADDITIONAL FEDERAL INCOME
TAX INFORMATION – (UNAUDITED)

The Form 1099-DIV you receive in January 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/ or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 0% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2021 ordinary income dividends, 0% qualifies for the corporate dividends received deduction.

For the year ended September 30, 2021, the Fund designated $1,644,869 as long-term capital gain distributions.

28

TRUSTEES AND OFFICERS – (UNAUDITED)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 - present), a Donor Advised Fund.

Previous:EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Daniel J. Condon(1950) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, December 2002 to present	Current: Retired (2017 - present)
Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current:President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippenstiel was registered as an investment adviser from 2008 to December 31, 2019.
Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current:President and founder of The Rose, Inc., a registered investment adviser, since 1993.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 21 series.

29

TRUSTEES AND OFFICERS (UNAUDITED) – (continued)

The following table provides information regarding the interested Trustee and officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson(1958) President, January 2016 to August 2021; Interested Trustee, August 2020 to present	Current: Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC, since 2013; Interested Trustee of Ultimus Managers Trust, since 2020.
Zachary P. Richmond(1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2015.

Martin R. Dean(1963)

President, August 2021 to present;
Vice President, November 2020 to
August 2021; Chief Compliance
Officer, April 2021 to August 2021;
Assistant Chief Compliance Officer,
January 2016 to April 2021

Current:Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC, since 2016.
Gweneth K. Gosselink(1955) Chief Compliance Officer, August 2021 to present	Current: Assistant Vice President, Senior Compliance Officer of Ultimus Fund Solutions, LLC, since 2019. Previous: Chief Operating Officer & CCO at Miles Capital, Inc. (2013 – 2019).
Elisabeth Dahl(1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016.
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.
Lynn E. Wood (1946) Assistant Chief Compliance Officer, April 2021 to present; Chief Compliance Officer, October 2004 to April 2021	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

30

Privacy Notice	Rev: March 2021
FACTS	WHAT DOES CHANNEL SHORT DURATION INCOME FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●     Social Security number

●     account balances and account transactions

●     transaction or loss history and purchase history

●     checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (877) 627-8504

31

Who we are
Who is providing this notice?	Channel Short Duration Income Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

●      open an account or deposit money

●      buy securities from us or sell securities to us

●      make deposits or withdrawals from your account or provide account information

●      give us your account information

●      make a wire transfer

●      tell us who receives the money

●      tell us where to send the money

●      show your government-issued ID

●      show your driver’s license

Why can’t I limit allsharing?

Federal law gives you the right to limit only

●      sharing for affiliates’ everyday business purposes— information about your creditworthiness

●      affiliates from using your information to market to you

●      sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●       Channel Investment Partners LLC, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

32

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OTHER INFORMATION (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 627-8504 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (877) 627-8504 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

David R. Carson

Daniel J. Condon

Gary E. Hippenstiel

Stephen A. Little

Ronald C. Tritschler

OFFICERS

Martin R. Dean, President

Gweneth K. Gosselink,

    Chief Compliance Officer

Zachary P. Richmond,

    Treasurer and Chief Financial Officer

Lynn E. Wood, Assistant Chief

Compliance Officer

INVESTMENT ADVISER

Channel Investment Partners LLC

4601 N. Fairfax Drive, Suite 1200

Arlington, VA 22203

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 20th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER

AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Channel-AR-21

(b)	Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)        Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Channel Fund:	FY 2021	$14,800
	FY 2020	$14,800

Appleseed Fund:	FY 2021	$16,300
	FY 2020	$16,300

Ballast Fund:	FY 2021	$14,300

(b)	Audit-Related Fees

Registrant
Channel Fund:	FY 2021	$0
	FY 2020	$0

Appleseed Fund:	FY 2021	$0
	FY 2020	$0

Ballast Fund:	FY 2021	$0
	FY 2020	$0

(c)	Tax Fees

Registrant
Channel Fund:	FY 2021	$3,300
	FY 2020	$3,300

Appleseed Fund:	FY 2021	$3,800
	FY 2020	$3,800

Ballast Fund:	FY 2021	$3,300

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Registrant
Channel Fund:	FY 2021	$0
	FY 2020	$0

Appleseed Fund:	FY 2021	$0
	FY 2020	$0

Ballast Fund:	FY 2021	$0
	FY 2020	$0

Nature of the fees: Transfer Agency system conversion testing

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2021	$0	$0
FY 2020	$0	$0

(h)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a) (1)	Code is filed herewith

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By /s/ Martin R. Dean_________

Martin R. Dean, President

Date 12/3/2021_______

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Martin R. Dean_________

Martin R. Dean, President

Date 12/3/2021______________

By /s/ Zachary P. Richmond_________

Zachary P. Richmond, Treasurer

Date 12/3/2021_______